GOLDMAN SACHS TRUST

Goldman Sachs Balanced Fund
Goldman Sachs Structured Large Cap Growth Fund
Goldman Sachs Structured Large Cap Value Fund
Goldman Sachs Structured Small Cap Equity Fund
Goldman Sachs Structured Small Cap Growth Fund
Goldman Sachs Structured Small Cap Value Fund
Goldman Sachs Structured U.S. Equity Fund
(collectively, the “Funds”)

Supplement dated September 22, 2011 to the
Prospectus dated February 28, 2011 (the “Prospectus”)

Katinka Domotorffy, Chief Investment Officer (“CIO”) and head of Goldman Sachs Asset Management’s (“GSAM”) Quantitative Investment Strategies (“QIS”) team, has announced her intention to retire from GSAM at the end of 2011. Effective immediately, Ms. Domotorffy’s responsibilities as CIO of Equity Alpha Strategies will be shared by Ron Hua. Also effective immediately, Mr. Fallon and Andrew Alford will no longer have portfolio management responsibilities with respect to the Funds.

Effective December 31, 2011, Ms. Domotorffy will retire and will no longer have portfolio management responsibilities with respect to the Funds.

Effective immediately, the second paragraph of the “Summary—Portfolio Management—Portfolio Managers” section of the Prospectus with respect to Goldman Sachs Balanced Fund is replaced in its entirety with the following:

Portfolio Managers: Katinka Domotorffy, CFA, Chief Investment Officer of Quantitative Investment Strategies, Managing Director, Portfolio Manager, has managed the Fund since 2009; Don Mulvihill, Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Customized Beta Strategies, Portfolio Manager, has managed the Fund since 2006; Monali Vora, CFA, Vice President, Portfolio Manager, has managed the Fund since 2009; James Clark, Global Head of Portfolio Construction and Risk Management, Managing Director, Portfolio Manager, has managed the Fund since 1994; Michael Swell, Co-Head of Global Lead Portfolio Management, Managing Director, Portfolio Manager, has managed the Fund since 2010.

Effective immediately, the second paragraph of the “Summary—Portfolio Management—Portfolio Managers” section of the Prospectus with respect to Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Structured

Small Cap Value Fund and Goldman Sachs Structured U.S. Equity Fund is replaced in its entirety with the following:

Portfolio Managers: Ron Hua, CFA, Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Equity Alpha Strategies, has managed the Fund since 2011; Katinka Domotorffy, CFA, Managing Director, Head of Quantitative Investment Strategies, Chief Investment Officer, has managed the Fund since 2009; Len Ioffe, CFA, Managing Director, has managed the Fund since 2011.

Effective immediately, in the “Service Providers—Fund Managers” section of the Prospectus, the references to Mr. Fallon and Mr. Alford in the “Quantitative Investment Strategies Team” table are replaced with the following:

Years
	Fund	Primarily
Name and Title	Responsibility	Responsible	Five Year Employment History
Ron Hua, CFA Managing Director Chief Investment Officer of Equity Alpha Strategies	Portfolio Manager— Structured Large Cap Growth Structured Large Cap Value Structured Small Cap Equity Structured Small Cap Growth Structured Small Cap Value Structured U.S. Equity	Since 2011	Mr. Hua is the Chief Investment Officer of Equity Alpha Strategies for GSAM’s Quantitative Investment Strategies team. Mr. Hua joined GSAM as a partner in 2011, and oversees all research, portfolio management and trading for the QIS quantitative equity business. Prior to joining the firm, Ronald was the Chief Investment Officer and Head of Research for Equity Investments at PanAgora Asset Management (2004-2011). In that capacity, Ronald was responsible for all equity strategies, was the architect of PanAgora’s Dynamic Equity Contextual Modeling Approach and served as a member of PanAgora’s Management and Investment Committees.

Len Ioffe, CFA Managing Director	Portfolio Manager— Structured Large Cap Growth Structured Large Cap Value Structured Small Cap Equity Structured Small Cap Growth Structured Small Cap Value Structured U.S. Equity	Since 2011	Mr. Ioffe joined the Investment Adviser as an associate in 1995 and has been a portfolio manager since 1996.

Effective immediately, the paragraph immediately following the above-referenced table is replaced in its entirety with the following:

Katinka Domotorffy, CFA, Head and Chief Investment Officer of the QIS team, is ultimately responsible for the Fund’s investment process. Ron Hua, CFA, Managing Director, is the Chief Investment Officer of Equity Alpha Strategies for GSAM’s QIS team. Len Ioffe, CFA, is a Managing Director and Portfolio Manager on the QIS team, where he is responsible for the portfolio management of U.S. long-only equity portfolios.

Effective immediately, in the “Service Providers—Fund Managers” section of the Prospectus, the reference to Don Mulvihill in the second “Quantitative Investment Strategies Team” table is replaced with the following:

Years
	Fund	Primarily
Name and Title	Responsibility	Responsible	Five Year Employment History
Don Mulvihill Managing Director, Chief Investment Officer of Customized Beta Strategies	Portfolio Manager— Balanced (Equity)	Since 2006	Mr. Mulvihill joined the Investment Adviser in 1981 as a portfolio manager. In 1991 he joined the Fixed Income team in London as a portfolio manager, and in 1992 he became President of Goldman Sachs Asset management, Japan. Mr. Mulvihill joined the Quantitative Investment Strategies team in 1999.

Effective immediately, the paragraph immediately following the above-referenced table is replaced in its entirety with the following:

Katinka Domotorffy, CFA, Head and Chief Investment Officer of the QIS team, is ultimately responsible for the Fund’s investment process. Don Mulvihill, Chief Investment Officer of Customized Beta Strategies for GSAM’s QIS team, is the Portfolio Manager responsible for taxable portfolios, and is responsible for the Fund’s portfolio management process, including setting research priorities and client contact. Monali Vora, CFA, is a Portfolio Manager and is also responsible for taxable portfolios.

Effective December 31, 2011, all references to Katinka Domotorffy are removed from the Prospectus in their entirety.

This Supplement should be retained with your Prospectuses for future reference.

STDOMPMSTK 09-11